                                OPPENHEIMER MAIN STREET FUND(R)
                             Supplement dated February 18, 2005
                          to the Prospectus dated October 25, 2004

This supplement amends the Prospectus dated October 25, 2004.

This Prospectus is revised as follows:

     1. The following new paragraph should be added to the end of the section of the Prospectus  captioned "Risks of Foreign Investing" in the section "ABOUT THE
FUND - ABOUT THE FUND'S  INVESTMENTS - THE FUND'S PRINCIPAL  POLICIES AND RISKS"
on page 10:

     Additionally,  if a fund  invests a  significant  amount  of its  assets in foreign securities,  it might expose the fund to "time-zone  arbitrage" attempts by investors  seeking to take  advantage of the  differences in value of foreign securities  that might  result  from  events  that occur  after the close of the foreign securities market on which a foreign security is traded and the close of
The New York  Stock  Exchange  that day,  when the  Fund's  net  asset  value is calculated.  If such time-zone  arbitrage were  successful,  it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing"
to  adjust  the  closing  market  prices of  foreign  securities  under  certain circumstances,  to reflect  what the Manager  and the Board  believe to be their fair value may help deter those activities.

     2. The section  titled  "Pending  Litigation"  at the end of section of the
Prospectus  captioned  "ABOUT THE FUND - HOW THE FUND IS  MANAGED,"  on page 12, should be deleted in its entirety and replaced with the following:

     PENDING  LITIGATION.  A  consolidated  amended  complaint has been filed as putative  derivative  and class  actions  against the Manager,  Distributor  and
Transfer  Agent,  as  well  as 51 of the  Oppenheimer  funds  (collectively  the
"funds")  including the Fund, 31 present and former  Directors or Trustees and 9 present and former officers of certain of the Funds.  This  complaint,  filed in the U.S.  District  Court for the  Southern  District of New York on January 10,
2005,   consolidates   into  a  single   action  and   amends   six   individual
previously-filed  putative  derivative and class action  complaints.  Like those prior complaints,  the complaint alleges that the Manager charged excessive fees for  distribution  and other costs,  improperly  used assets of the funds in the form of directed brokerage  commissions and 12b-1 fees to pay brokers to promote sales of the funds,  and failed to properly  disclose  the use of fund assets to make  those  payments  in  violation  of the  Investment  Company  Act  and  the
Investment  Advisers  Act of  1940.  Also,  like  those  prior  complaints,  the complaint  further  alleges that by  permitting  and/or  participating  in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund  shareholders  under the  Investment  Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment  advisory  agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

     3. In the section entitled "How Can You Buy Class A Shares?", the following is added after the chart depicting Class A share sales charges on page 18.

     Due to rounding,  the actual sales charge for a particular  transaction may be higher or lower than the rates listed above.

     4. Effective March 18, 2005, the first two sentences of the first paragraph of the section entitled "Right of Accumulation" in the section entitled "Can You
Reduce Class A Sales Charges?" on page 18 are replaced with the following:

     To qualify  for the  reduced  Class A sales  charge  that would  apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class B or Class C shares of the Fund or other
Oppenheimer  funds  that you or your  spouse  currently  own,  or are  currently purchasing,  to the value of your Class A share purchase. Your Class A shares of
Oppenheimer  Money Market Fund,  Inc. or Oppenheimer  Cash Reserves on which you did not pay a sales charge will not be counted for this  purpose.  5.  Effective
March 18, 2005, the first paragraph of the section entitled  "Letters of Intent"
in the section  entitled  "Can You Reduce Class A Sales  Charges?" on page 19 is replaced with the following:

     You may also  qualify for reduced  Class A sales  charges by  submitting  a
Letter of Intent to the Distributor.  A Letter of Intent is a written  statement of your  intention to purchase a specified  value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period.  The total amount of your  intended  purchases  of Class A, Class B and Class C shares will determine  the reduced  sales  charge rate that will apply to your Class A share purchases  of the Fund during that period.  You can choose to include  purchases made up to 90 days before the date that you submit a Letter. Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you did not pay a sales  charge will not be counted for this  purpose.  Submitting a
Letter of Intent does not  obligate  you to  purchase  the  specified  amount of shares. You can also apply the Right of Accumulation to these purchases.

     6. The  section  titled  "How to  Exchange  Shares"  in the  section of the
Prospectus  captioned "ABOUT YOUR ACCOUNT," on page 29, should be deleted in its entirety and replaced with the following:

How to Exchange Shares

     If you want to change all or part of your  investment  from one Oppenheimer fund to another,  you can  exchange  your shares for shares of the same class of another  Oppenheimer fund that offers the exchange privilege.  For example,  you can exchange Class A shares of the Fund only for Class A shares of another fund.
To exchange shares, you must meet several conditions:

     o Shares of the fund  selected for exchange  must be available  for sale in your state of residence.  o The prospectuses of the selected fund must offer the exchange  privilege.  o You must hold the shares you buy when you  establish  an account for at least seven days before you can exchange them. After your account is open for seven days,  you can exchange  shares on any regular  business  day, subject to the limitations described below. o You must meet the minimum purchase requirements  for the selected  fund. o  Generally,  exchanges  may be made only between identically registered accounts,  unless all account owners send written exchange  instructions  with a signature  guarantee.  o Before exchanging into a fund, you must obtain its prospectus and should read it.

     For tax purposes, an exchange of shares of the Fund is considered a sale of those  shares  and a  purchase  of the  shares  of the  fund  to  which  you are exchanging. An exchange may result in a capital gain or loss.

     You can find a list of the Oppenheimer  funds that are currently  available for  exchanges in the Statement of  Additional  Information  or you can obtain a list by calling a service representative at 1.800.225.5677.  The funds available for exchange can change from time to time.  There are a number of other  special conditions  and  limitations  that apply to certain types of exchanges.  In some cases,  sales  charges may be imposed on exchange  transactions.  In general,  a contingent  deferred  sales charge  (CDSC) is not imposed on exchanges of shares that are subject to a CDSC.  However, if you exchange shares that are subject to a CDSC, the CDSC holding period will be carried over to the acquired shares, and the CDSC may be imposed  if those  shares  are  redeemed  before the end of that holding period.  These conditions and  circumstances  are described in detail in the "How to Exchange Shares" section in the Statement of Additional Information.

     HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or the internet, or by establishing an Automatic Exchange Plan.

     Written Exchange Requests. Send an OppenheimerFunds  Exchange Request form, signed by all owners of the account, to the Transfer Agent at the address on the back cover.  Exchanges of shares for which share  certificates  have been issued cannot be processed unless the Transfer Agent receives the certificates with the request.

     Telephone and Internet Exchange  Requests.  Telephone exchange requests may be made  either by calling a service  representative  or by using  PhoneLink  by calling  1.800.225.5677.  You  may  submit  internet  exchange  requests  on the
OppenheimerFunds  internet website, at  WWW.OPPENHEIMERFUNDS.COM.  You must have obtained  a user  I.D.  and  password  to make  transactions  on  that  website.
Telephone  and/or internet  exchanges may be made only between accounts that are
registered   with  the  same  name(s)  and  address.   Shares  for  which  share
certificates have been issued may not be exchanged by telephone or the internet.

     Automatic  Exchange Plan.  Shareholders can authorize the Transfer Agent to
exchange  a  pre-determined   amount  of  shares  automatically  on  a  monthly,
quarterly, semi-annual or annual basis.

     Please refer to "How to Exchange  Shares" in the  Statement  of  Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

     Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
The OppenheimerFunds  exchange privilege affords investors the ability to switch their  investments  among  Oppenheimer  funds if their  investment needs change.
However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere with the Manager's  ability to manage the
fund's   investments   efficiently,   increase   the  fund's   transaction   and
administrative costs and/or affect the fund's performance,  depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents,  the aggregate dollar amount and the number and frequency of trades.  If large dollar amounts are involved in exchange and/or redemption transactions,  the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative  expenses might be increased.

     Therefore,  the Manager and the Fund's  Board of Trustees  have adopted the following  policies  and  procedures  to  detect  and  prevent  frequent  and/or excessive exchanges,  and/or purchase and redemption  activity,  while balancing the needs of investors who seek liquidity from their  investment and the ability to exchange  shares as investment  needs change.  There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

     o Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are  reinvested  in the fund  selected for exchange on the same regular  business  day on  which  the  Transfer  Agent or its  agent  (such as a financial  intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of The New York Stock  Exchange  that day, which is  normally  4:00 p.m.  Eastern  time,  but may be  earlier on some days.
However,  the  Transfer  Agent may delay the  reinvestment  of proceeds  from an exchange for up to five business days if it determines, in its discretion,  that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental  to either the fund from which the  exchange  is made or the fund to which the exchange is made.

     o Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or  terminate  trading  activity by any person,  group or account  that it believes would be  disruptive,  even if the activity has not exceeded the policy outlined in this  Prospectus.  The  Transfer  Agent may review and  consider the history of frequent  trading  activity in all accounts in the Oppenheimer  funds known to be under common  ownership  or control as part of the Transfer  Agent's procedures to detect and deter excessive trading activity.

     o Exchanges  of Client  Accounts by  Financial  Advisers.  The Fund and the
Transfer Agent permit dealers and financial  intermediaries  to submit  exchange requests on behalf of their  customers  (unless the  customer  has revoked  that authority).  The  Distributor  and/or the Transfer Agent have  agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange  policy stated in this Prospectus and to comply with  additional,  more stringent restrictions. Those additional restrictions include limitations on the funds  available  for  exchanges,  the  requirement  to give  advance  notice of exchanges to the Transfer Agent,  and limits on the amount of client assets that may be invested in a particular  fund. A fund or the Transfer Agent may limit or refuse bulk exchange requests submitted by such financial  intermediaries if, in the Transfer Agent's judgment,  exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

     o  Redemptions  of Shares.  These  exchange  policy  limits do not apply to redemptions of shares.  Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this Prospectus.

     o Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the
Transfer Agent may refuse any purchase or exchange order in their discretion and are not  obligated to provide  notice  before  rejecting an order.  The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive
60  days'  notice  of any  material  change  in the  exchange  privilege  unless applicable law allows otherwise.

     o Right to Terminate or Suspend Account Privileges.  The Transfer Agent may
send a written  warning to direct  shareholders  who the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange  privileges  for any account that the  Transfer  Agent  determines,  in carrying out these policies and in the exercise of its  discretion,  has engaged in disruptive or excessive trading activity.

     o Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary  such as a  broker-dealer,  a bank, an insurance  company  separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan that  holds  your  shares in an  account  under its name  (these are sometimes  referred to as "omnibus" or "street name"  accounts),  that financial intermediary  may impose  its own  restrictions  or  limitations  to  discourage short-term or excessive trading. You should consult your financial  intermediary to find out what trading restrictions,  including limitations on exchanges, they may apply to you.

     While the  Fund,  the  Distributor,  the  Manager  and the  Transfer  Agent
encourage  financial  intermediaries  to  apply  the  Fund's  policies  to their customers who invest  indirectly in the Fund, the Transfer Agent may not be able to apply this policy to accounts  such as (a)  accounts  held in omnibus form in the name of a  broker-dealer  or other  financial  institution,  or (b)  omnibus accounts  held  in the  name  of a  retirement  plan  or  529  plan  trustee  or administrator,  or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered  in a manner  such  that the  underlying  beneficial  owners  are not identified to the Transfer Agent.

     Therefore the Transfer  Agent might not be able to detect  excessive  short term  trading  activity  facilitated  by,  or in  accounts  maintained  in,  the
"omnibus" or "street name" accounts of a financial  intermediary.  However,  the
Transfer Agent will attempt to monitor overall purchase and redemption  activity in those  accounts  to seek to  identify  patterns  that may  suggest  excessive trading by the  underlying  owners.  If evidence of possible  excessive  trading activity is observed by the Transfer Agent, the financial  intermediary  that is the registered owner will be asked to review account activity, and to confirm to the  Transfer  Agent  and the fund that  appropriate  action  has been  taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor  and deter  excessive  short-term  trading  in  omnibus  or street  name accounts  ultimately  depends on the capability and cooperation of the financial intermediaries controlling those accounts.

     The Fund's Board has adopted  additional  policies and procedures to detect and prevent  frequent  and/or  excessive  exchanges and purchase and  redemption activity.  Those additional policies and procedures will take effect on June 20,
2005:

     o 30-Day Limit. A direct shareholder may exchange all or some of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30  calendar-day  period.  When  shares are  exchanged  into  another  fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the  exchange.  The block will apply to the full account balance and not just to the amount  exchanged into the account.  For  example,  if a  shareholder  exchanged  $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000,  then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further  exchanges into another fund for a period of 30 calendar days. A "direct  shareholder"  is one whose  account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner.

     o Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange  shares of a stock or bond fund for shares of a money market fund at any time, even if the  shareholder  has exchanged  shares into the stock or bond fund  during the prior 30 days.  However,  all of the shares  held in that money market fund would then be blocked from further  exchanges  into another fund for
30 calendar days.

     o Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions  from  one  fund  to  purchase  shares  of  another  fund  and the conversion  of  Class B  shares  into  Class A  shares  will  not be  considered exchanges for purposes of imposing the 30-day limit.

     o Asset Allocation.  Third-party asset allocation and rebalancing  programs will be subject to the 30-day limit described above. Asset allocation firms that want to  exchange  shares held in  accounts  on behalf of their  customers  must identify  themselves to the Transfer  Agent and execute an  acknowledgement  and agreement to abide by these policies with respect to their customers'  accounts.
"On-demand"  exchanges outside the parameters of portfolio  rebalancing programs will be subject to the  30-day  limit.  However,  investment  programs  by other
Oppenheimer   "funds-of-funds"   that  entail   rebalancing  of  investments  in
underlying Oppenheimer funds will not be subject to these limits.

     o Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer
Agent will not be subject to the 30-day block as a result of those  automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

February 18, 2005                                           PS0700.034

                              OPPENHEIMER MAIN STREET FUND(R)
                             Supplement dated February 18, 2005
            to the Statement of Additional Information dated October 25, 2004, revised February 2, 2005

This supplement amends the Statement of Additional Information dated October 25,
2004, revised February 2, 2005.

The Statement of Additional Information is revised as follows:

1. Effective March 18, 2005, the first three paragraphs of the section entitled
"Letters of Intent" on page 50 are replaced with the following:

     Letters of Intent. Under a Letter of Intent ("Letter"),  you can reduce the sales  charge  rate  that  applies  to your  purchases  of Class A shares if you purchase  Class A,  Class B or Class C shares  of the Fund or other  Oppenheimer funds during a 13-month  period.  The total amount of your purchases of Class A,
Class B and Class C shares will  determine the sales charge rate that applies to your  Class A share  purchases  during  that  period.  You can choose to include purchases  made up to 90 days before the date of the  Letter.  Class A shares of
Oppenheimer  Money Market Fund, Inc. and Oppenheimer Cash Reserves fund on which you did not pay a sales charge and any Class N shares you purchase,  or may have purchased,  will not be counted towards satisfying the purchases  specified in a
Letter.

     A Letter is an investor's statement in writing to the Distributor of his or her  intention  to  purchase a  specified  value of Class A, Class B and Class C shares of the Fund and other  Oppenheimer  funds  during a 13-month  period (the
"Letter period").  At the investor's request, this may include purchases made up to 90 days prior to the date of the  Letter.  The Letter  states the  investor's intention to make the aggregate amount of purchases of shares which,  when added to the  investor's  holdings of shares of those funds,  will equal or exceed the amount  specified in the Letter.  Purchases made by reinvestment of dividends or capital gains  distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

     Each  purchase  of  Class A shares  under  the  Letter  will be made at the offering  price  (including  the  sales  charge)  that  would  apply to a single lump-sum  purchase of shares in the amount  intended to be  purchased  under the
Letter.

     2. The  following is added to the end of the section  entitled  "Waivers of
Initial and Contingent  Deferred Sales Charges in Certain  Transactions" on page
C-5 of Appendix C:

|_|   Shares purchased in amounts of less than $5.

February 18, 2005                                                  PX700.020